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                       GT GLOBAL FLOATING RATE FUND, INC.

                SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 4, 1997
                   SUPPLANTING SUPPLEMENT DATED MARCH 3, 1998

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THE FOLLOWING SUPPLEMENTS, AS APPLICABLE, THE DISCUSSION UNDER "INVESTMENT
OBJECTIVE AND POLICIES," "MANAGEMENT" AND "OTHER INFORMATION" WITH RESPECT TO GT GLOBAL FLOATING RATE FUND, INC. (THE "FUND") AND FLOATING RATE PORTFOLIO (THE "PORTFOLIO"):

On January 30, 1998, Liechtenstein Global Trust, AG ("LGT"), the indirect parent organization of GT Global, Inc., Chancellor LGT Senior Secured Management, Inc. ("Chancellor SSM") and Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), entered into an agreement with AMVESCAP PLC ("AMVESCAP") pursuant to which AMVESCAP will acquire LGT's Asset Management Division, which includes Chancellor SSM and Chancellor LGT (the "Purchase"). AMVESCAP is a holding company formed in 1997 by the merger of INVESCO PLC and A I M Management Group Inc. Consummation of the purchase is subject to a number of contingencies, including regulatory approvals. The transaction would constitute an assignment of, and thereby result in the termination of, the Fund's investment management agreement with Chancellor SSM and sub-advisory agreement with Chancellor LGT. Accordingly, the Portfolio's Board of Trustees and the Fund's Board of Directors have approved, subject to shareholder approval, new investment management and administration agreements between A I M Advisors, Inc. ("A I M"), a wholly-owned subsidiary of AMVESCAP, and the Portfolio, sub-advisory and sub-administration agreements between A I M and Chancellor SSM, and sub-sub-advisory and sub-sub-administration agreements between Chancellor SSM and Chancellor LGT. Chancellor SSM and Chancellor LGT will become separate, indirect wholly-owned subsidiaries of AMVESCAP. Under the new agreements, A I M would serve as investment manager and administrator of the Portfolio, Chancellor SSM would serve as investment sub-adviser and sub-administrator of the Portfolio, and Chancellor LGT would serve as sub-sub-adviser and sub-sub-administrator of certain assets of the Portfolio.

The Board of Directors of the Fund has also approved the following matters, subject to shareholder approval:

    1.  Amendments to the fundamental investment restrictions of the Fund.

    2. The reorganization of the Fund from a Maryland corporation into a Delaware business trust.

    3.  Conversion of the Fund and Portfolio to "interval" status.

In addition, the Board has approved new distribution agreements for the Fund pursuant to which A I M Distributors, Inc. ("A I M Distributors"), a wholly-owned subsidiary of A I M, would serve as the Fund's principal underwriter.

Implementation of the new distribution arrangements is contingent upon (1) shareholder approval of the new investment advisory arrangements; and (2) the consummation of the Purchase.

A special meeting of shareholders of the Fund will be held on May 20, 1998 to consider and vote on, among other proposals, the matters noted above that require shareholder approvals. If the matters are approved by shareholders and the Purchase consummated, it is anticipated that the changes described above will become effective on or about June 1, 1998.

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO THE PORTFOLIO:

Effective February 27, 1998, the portfolio manager for the Portfolio is Anthony
R. Clemente, who for the past five years has been a Vice President in the fixed income department of Merrill Lynch Asset Management and who previously assisted in all aspects of development, marketing and management of Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Prime Rate Portfolio. Also effective February 27, 1998, day-to-day management of the sub-advised assets of the Portfolio will be provided by Parag Saxena, who for the past five years has been a Managing Director of Chancellor LGT.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc. (San Francisco), and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Prior to October 31, 1996, Mr. Saxena was an employee only of Chancellor Capital.

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FRFST803M                                                         March 25, 1998